The prospectuses for E.I.I. Realty Securities Fund and E.I.I. International Property Fund are being revised to describe the process by which orders for the Funds' shares may be effected through brokers. This information is important and is part of each Fund's prospectus.
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           Supplement dated February 10, 2005 to the prospectuses for

                            E.I.I. REALTY SECURITIES
                                      FUND
                              Institutional Shares
                             dated October 29, 2004

                                       and

                          E.I.I. INTERNATIONAL PROPERTY
                                      FUND
                              Institutional Shares
              dated October 29, 2004, as revised November 22, 2004

      The following information modifies the section entitled "Investing in the Fund," which begins on page 8 of the E.I.I. International Property Fund prospectus and page 10 of the E.I.I. Realty Securities Fund prospectus:

            The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

            Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Customer orders placed through an authorized broker will be priced at the Fund's net asset value next computed after such orders are received by the broker or the broker's authorized designee and accepted by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

            If an investor effects a transaction through a broker or agent, the broker or agent may charge transaction fees on the purchase and/or sale of Fund shares.

      This supplement should accompany every prospectus of the relevant Fund. If you would like any additional information, please call the Funds at (888) 323-8912.